Common Stock	12 Months Ended
Dec. 31, 2015
Common Stock

10. Common Stock

On February 15, 2013, the Company entered into an agreement with affiliates of WL Ross & Co L.L.C., Mr. David Butters, Chief Executive Officer of the Company, and a third party to subscribe for shares of common stock to the value of $75.0 million. 7,500,000 million shares were issued, and funds were received by the Company on February 25, 2013.

The number of shares of common stock outstanding reflects a 3-for-1 stock split that was effected on October 29, 2013. All references in these consolidated financial statements to the number of common shares, price per share and weighted average number of common shares outstanding prior to the 3-for-1 stock split have been adjusted to reflect this stock split on a retroactive basis, unless otherwise noted.

On November 26, 2013, the Company completed its initial public offering of 13,800,000 shares of its common stock at $19.00 per share, including the full exercise by the underwriters of their option to purchase an additional 1,800,000 shares of common stock from the selling stockholders. Navigator offered 9.0 million shares of common stock and certain selling shareholders offered 4.8 million shares of common stock. Net proceeds received by the company from the sale of 9,030,000 shares of its common stock were approximately $156.4 million after deducting underwriting discounts and expenses.

The calculation of both basic and diluted number of weighted average outstanding shares of:

	December 31, 2014	December 31, 2015
Basic weighted average number of shares	55,336,402	55,360,004
Effect of dilutive potential share options:	147,076	346,100
Diluted weighted average number of shares	55,483,478	55,706,104

The shares of the Company’s common stock began trading on the New York Stock Exchange on November 21, 2013, under the ticker symbol “NVGS.”